Fees Summary	Jul. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,599,927,891.25
Previously Paid Amount	0.00
Total Fee Amount	704,248.96
Total Offset Amount	0.00
Net Fee	$ 704,248.96
Final Prospectus	false